Commitments and Contingent Liabilities:	12 Months Ended
Jul. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Note 9 - Commitments and Contingent Liabilities:

Leases
The Company has entered into various operating lease agreements for the use of operating space, vehicles and office equipment.

Aggregate minimum annual lease commitments of the Company under non-cancelable operating leases as of July 31, 2011 are as follows:

Year	Amount

2012	$125,339
2013	16,621
2014	3,849
2015 and thereafter	—
Total Minimum Lease Payments	$145,809

Lease expense amounted to approximately $210,000, $200,000 and $102,000 for the years ended July 31, 2011, 2010 and 2009, respectively.

The preceding data reflects existing leases and does not include replacements upon their expiration.  In the normal course of business, operating leases are generally renewed or replaced by other leases.

Rental Operations
The Company sub-leases a portion of the floor that it owns in an office building located in Toronto, Canada.  The following represents the approximate minimum amount of sublease income under current lease agreements to be received in years ending after July 31, 2011:

Year	Amount

2012	$51,071
2013	28,601
2014	16,201
2015	11,144
2016 and thereafter	7,533
Total	$114,550

Assets Held for Investment
The Company leases two commercial buildings located in Brampton and Mississauga, Canada, and units of property that it owns located in Toronto, Canada.  On August 26, 2011, the Company sold the two commercial buildings located in Brampton and Mississauga.  The following represents the approximate minimum amount in lease income under current lease agreements to be received in years ending after July 31, 2011 after adjustment for the August 2011 building sales:

Year	Amount

2012	$301,060
2013	236,566
2014	211,026
2015	180,562
2016	153,771
Thereafter	650,562
Total	$1,733,547

Supply Agreements
On December 7, 2009, the Company entered into a long-term agreement with sanofi-aventis Deutschland GmbH (“sanofi-aventis”).  Under this agreement, sanofi-aventis will manufacture and supply recombinant human insulin to the Company in the territories specified in the agreement.  Through this agreement, the Company will procure recombinant human insulin crystals for use in the production of Generex Oral-lyn™.  The terms of the supply agreement require the Company to make certain minimum purchases of insulin from sanofi-aventis through the period ending December 31, 2011. To date, the Company has not met the minimum purchase commitments under this agreement.  After December 31, 2011, sanofi-aventis may terminate the agreement due to the Company’s failure to meet such purchase commitments.  Upon termination, the Company would be obligated to pay sanofi-aventis for all materials and components that it has acquired or ordered to manufacture insulin based on the Company’s forecasts or minimum purchase commitments, all related work-in-progress (at cost) and all finished insulin in inventory.

The Company has a supply agreement with Presspart Manufacturing Limited (“Presspart”), whereby the Company will purchase its entire requirements for products to use in the administration of insulin through the buccal mucosa and shall not purchase the products or any metal containers competitive to the products from any other person in exchange for an exclusive non-transferable royalty-free irrevocable license to use the products.  The contract shall continue for a minimum period of four contract years from the end of the first contract year in which the total quantity of products purchased by the Company from Presspart exceeds 10,000,000 units, and thereafter, shall continue until terminated by either party by giving twelve months written notice.  As of July 31, 2011, the Company has not yet completed a contract year in which the total quantity has exceeded 10,000,000 units and as such the expiration date of this contract cannot be determined.

Pending Litigation
In February 2001, a former business associate of the former Vice President of Research and Development (“VP”) of the Company and an entity known as Centrum Technologies Inc. (“CTI”) commenced an action in the Ontario Superior Court of Justice against the Company and the VP seeking, among other things, damages for alleged breaches of contract and tortious acts related to a business relationship between this former associate and the VP that ceased in July 1996. The plaintiffs’ statement of claim also seeks to enjoin the use, if any, by the Company of three patents allegedly owned by CTI. The three patents are entitled Liquid Formulations for Proteinic Pharmaceuticals, Vaccine Delivery System for Immunization, Using Biodegradable Polymer Microspheres, and Controlled Releases of Drugs or Hormones in Biodegradable Polymer Microspheres. It is the Company’s position that the buccal drug delivery technologies which are the subject matter of the Company’s research, development, and commercialization efforts, including Generex Oral-lyn™ and the RapidMist™ Diabetes Management System, do not make use of, are not derivative of, do not infringe upon, and are entirely different from the intellectual property identified in the plaintiffs’ statement of claim. On July 20, 2001, the Company filed a preliminary motion to dismiss the action of CTI as a nonexistent entity or, alternatively, to stay such action on the grounds of want of authority of such entity to commence the action. The plaintiffs brought a cross motion to amend the statement of claim to substitute Centrum Biotechnologies, Inc. (“CBI”) for CTI. CBI is a corporation of which 50 percent of the shares are owned by the former business associate and the remaining 50 percent are owned by the Company. Consequently, the shareholders of CBI are in a deadlock. The court granted the Company’s motion to dismiss the action of CTI and denied the plaintiffs’ cross motion without prejudice to the former business associate to seek leave to bring a derivative action in the name of or on behalf of CBI. The former business associate subsequently filed an application with the Ontario Superior Court of Justice for an order granting him leave to file an action in the name of and on behalf of CBI against the VP and the Company. The Company opposed the application. In September 2003, the Ontario Superior Court of Justice granted the request and issued an order giving the former business associate leave to file an action in the name of and on behalf of CBI against the VP and the Company. A statement of claim was served in July 2004. The Company is not able to predict the ultimate outcome of this legal proceeding at the present time or to estimate an amount or range of potential loss, if any, from this legal proceeding.

On April 6, 2010, the Company commenced legal proceedings against TheStreet.com, Inc. and Adam Feuerstein in the Supreme Court of the State of New York (New York, NY) seeking $250,000,000 in damages for business defamation, product disparagement, and injurious falsehood.  The claims arise out of articles authored by Mr. Feuerstein and published on TheStreet.com website on March 19 and March 26, 2010.  In the complaint, the Company contends that the articles disseminate numerous defamatory statements about the Company, its management, and its flagship product, Generex Oral-lyn™, and that the articles put forward several ostensible statements of fact that are, in truth, misleading or outright misstatements made with malicious intent or with a reckless disregard for the truth.  Defendants have filed an answer denying the claims in the complaint and have served discovery requests on the Company.  The Company is not able to predict the ultimate outcome of this legal proceeding at the present time or to estimate an amount or range of potential damages recovered, if any, from this legal proceeding.

In May 2011, Rose C. Perri, the Company’s former Chief Operating Officer and Chief Financial Officer, commenced two proceedings against the Company.  On May 11, 2011, Ms. Perri filed a notice of application in the Ontario Superior Court of Justice, Commercial List, against the Company, two of its affiliates (1097346 Ontario, Inc. and Generex Pharmaceuticals Inc.), three of the Company’s independent directors (John P. Barratt, Nola Masterson and Brian T. McGee), the President and Chief Executive Officer (Mark A. Fletcher), the Chief Operating Officer (David Brusegard) and the Acting Chief Financial Officer (Stephen Fellows).  In the notice of application, Ms. Perri seeks, among other things, a declaration that respondents’ actions, including the termination of Ms. Perri’s employment with the Company, have prejudiced her interest as a shareholder, officer and director of the Company, an order for the production of certain financial records, and the appointment of an interim receiver for our two affiliates.  On July 15, 2011, the court ordered that this matter be heard together with the action brought by Ms. Perri for wrongful termination as described in the next paragraph.   The Company intends to vigorously defend this action and is not able to predict the ultimate outcome of this legal proceeding at the present time or to estimate an amount or range of potential loss, if any, from this legal proceeding.

On May 20, 2011, Ms. Perri filed a statement of claim (subsequently amended) in the Ontario Superior Court of Justice, naming as defendants the Company, Mr. Barratt, Ms. Masterson, Mr. McGee, and Mr. Fletcher.  In this action, Ms. Perri has alleged that defendants engaged in discrimination, harassment, bad faith and infliction of mental distress in connection with the termination of her employment with the Company.  Ms. Perri is seeking damages in this action in excess of $7,000,000 for, among other things, breach of contract, breach of fiduciary duty, violations of the Ontario Human Rights Code and aggravated and punitive damages.   On September 20, 2011, the defendants filed a statement of defense and counterclaim, also naming Time Release Corp., Khazak Group Consulting Corp., and David Khazak, C.A. as defendants by counterclaim, and seeking damages of approximately $2.3 million in funds that the defendants allege Ms. Perri wrongly caused the Company to pay to third parties in varying amounts over several years and an accounting of certain third-party payments, plus interests and costs.  The factual basis for the counterclaim involves payments made by the Company to third parties believed to be related to Ms. Perri.  The Company intends to defend this action and pursue its counterclaim vigorously and is not able to predict the ultimate outcome of this legal proceeding at the present time or to estimate an amount or range of potential loss, if any, from this legal proceeding.

On June 1, 2011, Golden Bull Estates Ltd. filed a claim (subsequently amended) in the Ontario Superior Court of Justice, naming the Company, 1097346 Ontario, Inc. and Generex Pharmaceuticals Inc. as defendants.  The plaintiff, Golden Bull Estates, is controlled by Ms. Perri.  The plaintiff alleges damages in the amount of $550,000 for breach of contract, $50,000 for punitive damages, plus interest and costs.  The plaintiff’s claims relate to an alleged contract between the plaintiff and the Company for property management services for certain Ontario properties owned by the Company.  The Company terminated the plaintiff’s property management services in April 2011.  Pleadings are closed, and the Company has served a motion for summary judgment.  No date for a hearing on this matter has been scheduled.  The Company is not able to predict the ultimate outcome of this legal proceeding at the present time or to estimate an amount or range of potential loss, if any, from this legal proceeding

In August 2011, the estate of Antonio Perri, the late father of Ms. Perri, commenced an action against Generex Pharmaceuticals, Inc., the law firm of Brans, Lehun, Baldwin LLP and William Lehun in the Ontario Superior Court of Justice claiming that the estate is entitled to the proceeds of sale (approximately $1,730,000) received by the Company on its sale of two properties to Golden Bull Estates, a company controlled by Ms. Perri.  The suit alleges that no consideration was received when the Company purchased the two properties from Antonio Perri in 1998.  The Company intends to respond to this statement of claim and to defend this action vigorously. The Company is not able to predict the ultimate outcome of this legal proceeding at the present time or to estimate an amount or range of potential loss, if any, from this legal proceeding.

The Company is involved in certain other legal proceedings in addition to those specifically described herein. Subject to the uncertainty inherent in all litigation, the Company does not believe at the present time that the resolution of any of these legal proceedings is likely to have a material adverse effect on the Company’s financial position, operations or cash flows.

With respect to all litigation, as additional information concerning the estimates used by the Company becomes known, the Company reassesses its position both with respect to accrued liabilities and other potential exposures.

Employment Agreements
As of July 31, 2011, the Company had an employment arrangement with its President & Chief Executive Officer, whereby the Company is required to pay an annual base salary of $475,000.  The term of service for this executive extended through March 16, 2008, which term had not been formally extended as of July 31, 2011.  In the event the agreement is terminated, by reason other than cause, death, voluntary retirement or disability, the Company is required to pay the employee in one lump sum twelve months base salary and the average annual bonus.

As of July 31, 2011, the Company has an employment agreement with an executive expiring March 2012, whereby the Company is required to pay an annual base salary of $225,000.  In the event the agreement is terminated, by reason other than cause, death, voluntary retirement or disability, the Company is required to pay the employee in one lump sum twelve months base salary and the average annual bonus.

As of July 31, 2011, the Company has three at will employment agreements with Antigen employees requiring the Company to pay an annual aggregate salary of $503,341 to the three employees.  In the event any agreement is terminated by reason other than death, disability, a voluntary termination not for good reason (as defined in the agreement) or a termination for cause, the Company is required to pay the employee severance in accordance with the terms of the individual employment agreement.

Collaboration Agreements
The Company has a research and development agreement with Fertin Pharma A/S (Fertin) whereby the parties have established collaboration for the development of a metformin medicinal chewing gum for the treatment of Type-2 diabetes mellitus and obesity.  The agreement includes certain milestone payments required of the Company upon Fertin’s completion of various development phases.  The Company is required to pay all development costs related to the development of the product together with royalty payments amounting to five percent of the sale or licensing of the products.  In lieu of receiving reimbursement for development costs, Fertin, at its discretion and upon written notice, may elect to receive royalty payments amounting to twenty-five percent of the sale or licensing of the products.  The agreement shall remain in effect ten years from the date of market introduction and commercial sale.  Either party may terminate the agreement by providing sixty days written notice.  Through the fiscal year ended July 31, 2011, the Company has not paid any milestone or royalty payments relating to this agreement and has paid approximately $223,000, in the aggregate, to Fertin under the agreement for materials and development costs.
Amarantus - Letter of Agreement

On May 30, 2011, the Company entered into a binding letter agreement with Amarantus Biosciences, Inc. (“Amarantus”), relating to an arrangement for intellectual property licensing and collaboration.  Pursuant to the letter agreement, definitive agreements were to be delivered on July 15, 2011, but definitive agreements have not yet been delivered or signed to date.  Under the letter agreement, the Company will grant an exclusive, worldwide license to its buccal drug delivery technologies to Amarantus for use with certain of Amarantus’ proprietary technologies in exchange for a non-refundable license fee of $10 million.   Amarantus will bear all costs associated with such use, but the Company will retain ownership of any improvements to its buccal drug delivery technologies.  The license fee will be payable in whole or in part in shares of Amarantus common stock.  The number of shares of Amarantus common stock to be issued to the Company on the closing date in payment of the license fee may not exceed 9.99% of Amarantus’ issued and outstanding shares of common stock.  To the extent the license fee is not paid by Amarantus common stock, the remaining balance will be paid pursuant to a Promissory Note to be issued to the Company for the balance of the license fee.  The Company will have the option to terminate the letter agreement if, on the closing date, either: (1) the number of shares of Amarantus common stock issued in part payment of the license fee is less than 7,125,000 shares, or (2) the amount of the Promissory Note issued in payment of the remainder of the license fee is more than $5,000,000.

In addition, the parties will collaborate in the research and development of certain of Amarantus’ proprietary technologies for application in the treatment of diabetes.  The Company will fund direct expenditures incurred in the collaborative research and development in accordance with a budget to be agreed upon, up to a maximum of $5,000,000 over a period of three years.  The Company will have the option to acquire licenses to certain Amarantus technologies in connection with collaborative developments in the treatment of diabetes.

The letter agreement provides that Amarantus will pay the Company a 10% royalty on future gross sales of products which use the Company’s technologies, in addition to milestone payments upon achieving certain levels of gross sales and royalties representing a portion of any licensing or sublicensing arrangements that Amarantus enters into for the commercialization of products which use the Company’s technologies.